UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 26, 2013

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(1) Form of Restricted Stock Unit Agreement

On March 26, 2013, the Compensation Committee of Cohu’s Board of Directors approved a form of restricted stock unit agreement to govern the issuance of RSUs under the Cohu, Inc. 2005 Equity Incentive Plan. A form of the agreement is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed below are being furnished with this Form 8-K

(d) Exhibits

Exhibit No. - 10.1

Description - Form of Restricted Stock Unit Agreement (including Notice of Grant of Restricted Stock Units and Restricted Stock Unit Election) under Cohu, Inc.’s 2005 Equity Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

April 1, 2013	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (including Notice of Grant of Restricted Stock Units and Restricted Stock Unit Election) under Cohu, Inc.’s 2005 Equity Incentive Plan